Exhibit 10.1

SHARE PURCHASE AND NON-REDEMPTION AGREEMENT

This SHARE PURCHASE AND NON-REDEMPTION AGREEMENT (this “Agreement”) is entered into on April 24, 2024, by and among Screaming Eagle Acquisition Corp., a Cayman Islands exempted company (“SEAC”), SEAC II Corp., a Cayman Islands exempted company and a wholly-owned subsidiary of SEAC (as such entity exists on the date hereof and as it is continued and amalgamated as described below, “PubCo”), and the undersigned investor(s) (“Investor”).

RECITALS

WHEREAS, on December 22, 2023, SEAC, Lions Gate Entertainment Corp., a British Columbia corporation (“Lionsgate”), LG Orion Holdings ULC, a British Columbia unlimited liability company and a wholly-owned subsidiary of Lionsgate (“Target”), PubCo, SEAC MergerCo, a Cayman Islands exempted company and wholly-owned subsidiary of PubCo (“MergerCo”), 1455941 B.C. Unlimited Liability Company, a British Columbia unlimited liability company and a wholly-owned subsidiary of SEAC (“New BC Sub”), and LG Sirius Holdings ULC, a British Columbia unlimited liability company and a wholly-owned subsidiary of Lionsgate (“Studio HoldCo”), entered into a Business Combination Agreement, pursuant to which, and subject to the terms and conditions set forth therein, among other things, (i) SEAC will merge with and into MergerCo, with MergerCo surviving the merger as a direct, wholly-owned subsidiary of PubCo (the “SEAC Merger”), (ii) following the SEAC Merger, each of PubCo and MergerCo will transfer by way of continuation from the Cayman Islands to British Columbia in accordance with the Cayman Islands Companies Act (as revised) and become a British Columbia company and unlimited liability company, respectively, in accordance with the applicable provisions of the Business Corporations Act (British Columbia) (the “Domestications”), (iii) following the Domestications, MergerCo will amalgamate with New BC Sub and the resulting corporate entity will amalgamate with PubCo (collectively, the “SEAC Amalgamation”), and (iv) following the SEAC Amalgamation, PubCo will amalgamate with Target (the “Target Amalgamation” and, together with the SEAC Amalgamation, the “Amalgamations”) (such agreement, as amended, supplemented, restated or otherwise modified from time to time, the “Business Combination Agreement” and the transactions contemplated by the Business Combination Agreement, the “Transaction”);

WHEREAS, in accordance with the terms of this Agreement, Investor desires to purchase that number of SEAC Class A Ordinary Shares, par value $0.0001 per share (the “SEAC Public Shares”), set forth on the signature page hereto (the “Purchase Commitment Shares”), in open market transactions at a price no higher than the Redemption Price (as defined in the SEAC Articles), no later than one (1) Business Day (as defined herein) prior to the mailing date (the “Mailing Date”) of the registration statement on Form S-4 filed by PubCo with the Commission (as defined below) relating to the extraordinary general meeting of SEAC’s shareholders to be held to approve the Transaction (the “SEAC Shareholder Meeting”);

WHEREAS, in accordance with the terms of the Business Combination Agreement and in connection with the SEAC Merger, the Domestications and the Amalgamations, all of the issued and outstanding SEAC Public Shares will be exchanged for common shares of PubCo (the “PubCo Common Shares”);

WHEREAS, in accordance with the terms of this Agreement, Investor desires to agree not to exercise any redemption rights it may have with respect to its Purchase Commitment Shares under the amended and restated memorandum and articles of association of SEAC (the “SEAC Articles”);

WHEREAS, in consideration of the foregoing, Investor will be entitled to purchase from SEAC, prior to the SEAC Merger, 0.0526 newly issued SEAC Public Shares, at a purchase price of $0.0001 per whole share, for each Purchase Commitment Share purchased by Investor hereunder (the “Additional Shares” and, together with the Purchase Commitment Shares, the “Investor Shares”);

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

AGREEMENT

1. Purchase of SEAC Public Shares.

(a) On the terms and subject to the conditions hereof, Investor hereby (i) attests that it owns as of the date of this Agreement or otherwise (ii) agrees to purchase, in open market transactions at a price no higher than the Redemption Price, no later than the date that is one (1) Business Day prior to the Mailing Date (the “Purchase Deadline”), the Purchase Commitment Shares. For the purposes of this Agreement, “Business Day” means any day other than a Saturday, Sunday or a day on which commercial banks in New York, New York or Los Angeles, California or governmental authorities in British Columbia, Canada are required or authorized by law to be closed for business.

(b) No later than one (1) Business Day following the Purchase Deadline, Investor shall deliver to SEAC a certificate, signed by Investor, certifying that it (i) has purchased the Purchase Commitment Shares at a per share price no higher than the Redemption Price or (ii) owned the Purchase Commitment Shares at the date of this Agreement. Investor shall also deliver to SEAC such information as SEAC may reasonably request in order for SEAC to issue the Additional Shares to Investor prior to the SEAC Merger including, without limitation, the legal name (or nominee if so directed by the Investor) of the person in whose name the Additional Shares are to be issued and a duly completed and executed Internal Revenue Service Form W-9 or appropriate Form W-8.

2. Non-Redemption. Subject to the conditions set forth in this Agreement, the Investor hereby irrevocably and unconditionally agrees that it will not elect to redeem or otherwise tender or submit for redemption any of the Purchase Commitment Shares and waives all redemption rights with respect to the Purchase Commitment Shares.

3. Transfer Restrictions. Investor hereby agrees that neither it, nor any person or entity acting on its behalf or pursuant to any understanding with it, will offer for sale, sell or otherwise dispose of (including by gift, merger, tendering into any tender offer or exchange offer or otherwise) any Investor Shares (collectively, a “Transfer”) until the earlier of (x) the date of the consummation of the Transaction (the “Closing Date”), (y) the termination of the Business Combination Agreement in accordance with its terms and (z) the termination of this Agreement in accordance with Section 12; provided, that, Transfers by Investor are permitted to an affiliate of Investor only if, as a precondition to such Transfer, the transferee also agrees in a writing, reasonably satisfactory in form and substance to SEAC, to assume all of the obligations of Investor under, and be bound by all of the terms of, this Agreement.

4. Agreement Not to Vote. Investor hereby agrees that it will neither vote (or cause to be voted) nor execute or deliver a written consent (or cause a written consent to be executed and delivered) to vote any of its Purchase Commitment Shares in favor of the proposals to be presented by SEAC management for approval by SEAC’s shareholders at the SEAC Shareholder Meeting.

5. Additional Covenants. Investor hereby covenants and agrees that, except for this Agreement, the Investor shall not, at any time while this Agreement remains in effect, (i) enter into any voting agreement or voting trust with respect to the Purchase Commitment Shares inconsistent with Investor’s obligations pursuant to this Agreement, (ii) grant a proxy, a consent or power of attorney with respect to the Purchase Commitment Shares, or (iii) enter into any agreement or take any action that would make any representation or warranty of Investor contained herein untrue or inaccurate in any material respect or have the effect of preventing or disabling Investor from performing any of its obligations under this Agreement.

6. Issuance of Additional Shares. In consideration of Investor’s performance of its obligations set forth in Sections 2 through 5 hereof, Investor will be entitled to purchase from SEAC prior to the SEAC Merger, at a purchase price of $0.0001 per whole share, 0.0526 newly issued Additional Shares for each Purchase Commitment Share, which Additional Shares will be issued by SEAC to Investor prior to the SEAC Merger. The Additional Shares will be issued in book entry form, free and clear of any liens or other restrictions (other than those arising under this Agreement or applicable securities laws and other than those imposed by or on Investor or Investor’s assets), in the name of Investor (or its nominee in accordance with its delivery instructions) or to a custodian designated by Investor, as applicable. If Investor is an investment company registered under the Investment Company Act of 1940, as amended, or is advised or sub-advised by an investment adviser subject to regulation under the Investment Advisers Act of 1940, as amended, then, prior to the release by Investor of the purchase price for the Additional Shares on the date of the SEAC Merger, SEAC shall deliver to the Investor the Additional Shares, registered in book entry form, free and clear of any liens or other restrictions (other than those arising under this Agreement or applicable securities laws and other than those imposed by or on Investor or Investor’s assets), in the name of the Investor (or to its nominee in accordance with its delivery instructions) or to a custodian designated by the Investor, as applicable, and will provide to the Investor evidence of such issuance from SEAC’s transfer agent. No fractional Additional Shares will be issued to Investor in connection with the foregoing, but rather the aggregate number of Additional Shares to be issued hereunder will be rounded down to the nearest whole number. In the event that any Additional Shares have been issued to Investor but the Transaction does not close, unless SEAC (or PubCo, if applicable) otherwise agrees in writing, such Additional Shares shall be deemed repurchased for no consideration and any related book entries shall be cancelled.

7. Registration of Additional Shares.

(a) PubCo will endeavor, on or prior to the Closing Date and in no event later than thirty (30) calendar days after the Closing Date (the “Filing Date”), to file with the U.S. Securities and Exchange Commission (the “Commission”) (at PubCo’s sole cost and expense) a registration statement (the “Registration Statement”) registering the resale by Investor of the Additional Shares, and PubCo shall use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the Filing Date, but in any event no later than sixty (60) calendar days after the Filing Date (the “Effectiveness Deadline”); provided, that the Effectiveness Deadline shall be extended to ninety (90) calendar days after the Filing Date if the Registration Statement is reviewed by, and comments thereto are provided from, the Commission; provided, further, that PubCo shall have the Registration Statement declared effective within ten (10) Business Days after the date PubCo is notified (orally or in writing, whichever is earlier) by the staff of the Commission that the Registration Statement will not be “reviewed” or will not be subject to further review; provided, further, that (i) if the Effectiveness Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Effectiveness Deadline shall be extended to the next Business Day on which the Commission is open for business and (ii) if the Commission is closed for operations due to a government shutdown, the Effectiveness Deadline shall be extended by the same number of Business Days that the Commission remains closed for. PubCo shall provide a draft of the Registration Statement to the Investor for review at least five (5) Business Days in advance of the Filing Date, and Investor shall provide any comments on the Registration Statement to PubCo no later than the day immediately preceding the Filing Date. Unless otherwise agreed to in writing by the Investor prior to the filing of the Registration Statement, the Investor shall not be identified as a statutory underwriter in the Registration Statement; provided, that if the Commission requests that Investor be identified as a statutory underwriter in the Registration Statement, Investor will have the opportunity to withdraw from the Registration Statement upon its prompt written request to PubCo. Notwithstanding the foregoing, if the Commission prevents PubCo from including any or all of the shares proposed to be registered under the Registration Statement due to limitations on the use of Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), for the resale of the Additional Shares by the applicable shareholders or otherwise, such Registration Statement shall register for resale such number of Additional

Shares which is equal to the maximum number of Additional Shares as is permitted by the Commission. In such limitation event, (i) if the number of shares to be included in the Registration Statement relates to a specific selling shareholder named in the Registration Statement, the number of shares included in the Registration Statement for such specific selling shareholder shall be reduced first before any other selling shareholder and (ii) if the shares held by selling shareholders other than an Investor that entered into this Agreement are included in the Registration Statement, then the number of shares held by such other selling shareholders shall be reduced before any Additional Shares, and as promptly as practicable after being permitted to register additional shares under Rule 415 under the Securities Act, PubCo shall amend the Registration Statement or file one or more new Registration Statement(s) (such amendment or new Registration Statement shall also be deemed to be a “Registration Statement” hereunder) to register such additional Additional Shares and cause such amendment or Registration Statement(s) to become effective as promptly as practicable after the filing thereof.

(b) PubCo agrees that, except for such times as PubCo is permitted hereunder to suspend the use of the prospectus forming part of a Registration Statement, PubCo will use its commercially reasonable efforts to cause such Registration Statement to remain effective with respect to Investor, including to prepare and file any post-effective amendment to such Registration Statement or a supplement to the related prospectus such that the prospectus will not include any untrue statement or a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, until the earlier of (i) five (5) years from the effective date of the Registration Statement, (ii) the date on which Investor ceases to hold any Additional Shares or (iii) on the first date on which the Investor can sell all of its Additional Shares (or shares received in exchange therefor) under Rule 144 of the Securities Act without limitation as to the manner of sale or the amount of such securities that may be sold and without the requirement for PubCo to be in compliance with the current public information required under Rule 144(c)(1) (or Rule 144(i)(2), if applicable) and PubCo shall use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement as soon as reasonably practicable. For so long as the Registration Statement shall remain effective, PubCo will use commercially reasonable efforts to file all reports, and provide all customary and reasonable cooperation, necessary to enable Investor to resell the Additional Shares pursuant to the Registration Statement, qualify the Additional Shares for listing on the Exchange and update or amend the Registration Statement as necessary to include Additional Shares. PubCo will use its commercially reasonable efforts to, for so long as the Investor holds Additional Shares, make and keep public information available (as those terms are understood and defined in Rule 144) and file with the Commission in a timely manner all reports and other documents required of PubCo under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) so long as PubCo remains subject to such requirements to enable the Investor to resell the Additional Shares pursuant to Rule 144.

(c) PubCo’s obligations to include the Additional Shares in the Registration Statement are contingent upon Investor furnishing in writing to PubCo a selling shareholder questionnaire or such other information concerning Investor as shall be reasonably requested by PubCo as required under applicable law to effect the registration of the Additional Shares; provided, that PubCo shall request such information from Investor at least five (5) Business Days prior to the anticipated Filing Date of the Registration Statement. In the case of the registration effected by PubCo pursuant to this Agreement, PubCo shall, upon reasonable request, inform Investor as to the status of such registration. Investor shall not be entitled to use the Registration Statement for an underwritten offering of Additional Shares. Notwithstanding anything to the contrary contained herein, PubCo may delay or postpone filing of such Registration Statement, and from time to time require Investor not to sell under the Registration Statement or suspend the use of any such Registration Statement (i) if there is an occurrence or existence of any pending corporate development with respect to PubCo that, after consultation with legal counsel, PubCo’s board of directors reasonably believes may be material and that, in the reasonable determination of the PubCo’s board of directors, makes it not in the best interest of PubCo to allow continued availability of a Registration Statement or any prospectus thereunder, (ii) if there is an occurrence of any event with respect to PubCo that, after consultation with legal counsel, would make any statement made in such Registration Statement untrue in any material respect or that requires any revisions to such Registration Statement so that such Registration Statement will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or supplement thereto, in light of the circumstances under which they were made), not misleading, or (iii) due to the filing of a post-effective amendment to a Registration Statement to update the prospectus therein to include the information contained in PubCo’s Annual Report on Form 10-K, which suspensions may extend for the amount of time reasonably required to respond to any comments of the staff of the Commission on such amendment (each such circumstance, a “Suspension Event”); provided, that, with respect to foregoing clause (i), (x) PubCo shall not so delay filing or so suspend the use of the Registration Statement for a period of more than thirty (30) consecutive days or more than two (2) times, or more than one hundred and twenty (120) total calendar days, in each case in any three hundred sixty (360) day period, and (y) PubCo shall use commercially reasonable efforts to make such registration statement available for the sale by the Investor of such securities as soon as practicable thereafter.

(d) Upon receipt of any written notice from PubCo of the happening of (i) an issuance by the Commission of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for such purpose, which notice shall be given no later than one (1) Business Day from the date of such event, (ii) any Suspension Event during the period that the Registration Statement is effective, which notice shall be given no later than one (1) Business Day from the date of such Suspension Event, (iii) of the receipt by PubCo of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Additional Shares for sale in any jurisdiction, or the initiation or threatening of any proceeding for any such purpose or (iv) of the occurrence of any event or passage of time that makes the financial statements included or incorporated by reference in a Registration Statement ineligible for inclusion or incorporation by reference therein or any statement made in such Registration Statement or prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, prospectus or other documents so that, in the case of such Registration Statement or the prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, form of prospectus or supplement thereto, in light of the circumstances under which they were made), not misleading, the Investor agrees that (1) it will immediately discontinue offers and sales of the Additional Shares under the Registration Statement until the Investor receives copies of a supplemental or amended prospectus (which PubCo agrees to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or supplement has been filed or unless otherwise notified by PubCo that it may resume such offers and sales, and (2) it will maintain the confidentiality of, and will not use, any information included in such written notice delivered by PubCo, except that the Investor may disclose such information solely to the extent required by law, subpoena or regulatory request or requirement. Notwithstanding anything to the contrary set forth herein, PubCo shall not, when so advising Investor of such events, provide Investor with any material, non-public information regarding PubCo (or if such notice would constitute material, non-public information regarding PubCo, shall only provide such notice to the representative specified by Investor to receive such notices). If so directed by PubCo, the Investor will deliver to PubCo or, in the Investor’s sole discretion destroy, all copies of the prospectus covering the Additional Shares in the Investor’s possession; provided, however, that this obligation to deliver or destroy all copies of the prospectus covering the Additional Shares shall not apply (x) to the extent the Investor is required to retain a copy of such prospectus (A) in order to comply with applicable legal, regulatory, self-regulatory or professional requirements or (B) in accordance with a bona fide pre-existing document retention policy or (y) to copies stored electronically on archival servers as a result of automatic data back-up.

(e) Investor may deliver written notice (an “Opt-Out Notice”) to PubCo requesting that Investor not receive notices from PubCo otherwise required by this Section 7; provided, however, that Investor may later revoke any such Opt-Out Notice in writing. Following receipt of an Opt-Out Notice from Investor (unless subsequently revoked), (i) PubCo shall not deliver any such notices to Investor and Investor shall no longer be entitled to the rights associated with any such notice and (ii) each time prior to Investor’s intended use of an effective Registration Statement, Investor will notify PubCo in writing at least two (2) Business Days in advance of such intended use, and if a notice of a Suspension Event was previously delivered (or would have been delivered but for the provisions of this Section 7(e)) and the related suspension period remains in effect, PubCo will so notify Investor, within two (2) Business Days of Investor’s notification to PubCo, by delivering to Investor a copy of such previous notice of Suspension Event, and thereafter will provide Investor with the related notice of the conclusion of such Suspension Event promptly following its availability.

(f) For purposes of this Section 7 of this Agreement, (i) “Additional Shares” shall mean, as of any date of determination, the Additional Shares (as defined in the recitals to this Agreement) and any other equity security issued or issuable with respect to the Additional Shares by way of share split, dividend, distribution, recapitalization, merger, exchange, or replacement (excluding, for the avoidance of doubt, any PubCo Common Shares or other equity securities acquired in any other manner), and (ii) “Investor” shall include any affiliate of the Investor to which the rights under this Section 7 shall have been duly assigned pursuant to this Agreement.

(g) PubCo shall indemnify and hold harmless Investor (to the extent Investor is a seller under the Registration Statement), the officers, directors, members, managers, partners, agents, investment advisors and employees of Investor, each person who controls Investor (within the meaning of the Securities Act or Exchange Act) and the officers, directors, members, managers, partners, agents and employees of each such controlling person, to the fullest extent permitted by applicable law, from and against any and all reasonable out-of-pocket losses, claims, damages, liabilities, costs (including, without limitation, reasonable and documented attorneys’ fees) and expenses (collectively, “Losses”) that arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any prospectus included in the Registration Statement or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent that such untrue statements, alleged untrue statements, omissions or alleged omissions are based upon information regarding Investor furnished in writing to PubCo by or on behalf of Investor expressly for use therein or that Investor has omitted a material fact from such information. PubCo shall notify Investor promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Section 7 of which PubCo is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an indemnified party and shall survive the transfer of the Additional Shares by Investor. Notwithstanding the forgoing, PubCo’s indemnification obligations shall not apply to amounts paid in settlement of any Losses or action if such settlement is effected without the prior written consent of PubCo (which consent shall not be unreasonably withheld or delayed).

(h) Investor shall, severally and not jointly with any other selling shareholder named in the Registration Statement, indemnify and hold harmless PubCo, its directors, officers, members, managers, partners, agents and employees, each person who controls PubCo (within the meaning of the Securities Act and Exchange Act), and the directors, officers, members, managers, partners, agents or employees of such controlling persons, to the fullest extent permitted by applicable law, from and against all Losses arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any prospectus included in the Registration Statement, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading to the extent, but only to the extent, that such untrue statements, alleged untrue statements, omissions or alleged omissions are based upon information regarding Investor furnished in writing to PubCo by or on behalf of Investor expressly for use therein or Investor has omitted a material fact from such information. Investor shall notify PubCo promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Section 7 of which Investor is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an indemnified party and shall survive the transfer of the Additional Shares by Investor. In no event shall the liability exceed the dollar amount of the net proceeds received by Investor upon the sale of the Additional Shares giving rise to such indemnification obligation. Notwithstanding the forgoing, Investor’s indemnification obligations shall not apply to amounts paid in settlement of any Losses or action if such settlement is effected without the prior written consent of Investor (which consent shall not be unreasonably withheld or delayed).

(i) Any person or entity entitled to indemnification herein shall (A) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s or entity’s right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (B) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld, conditioned or delayed). An indemnifying party who is not entitled to, or, in the exercise of the indemnifying party’s rights under clause (B) above, elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement), which settlement shall not include a statement or admission of fault and culpability on the part of such indemnified party, and which settlement shall include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

(j) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person or entity of such indemnified party and shall survive the transfer of the Additional Shares purchased pursuant to this Agreement.

(k) If the indemnification provided under this Section 7 from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations; provided, however, that the liability of the Investor shall not exceed, when combined with any amounts owing under Section 7(i), the dollar amount of the net proceeds received by the Investor from the sale of Additional Shares giving rise to such contribution obligation. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by (or not made by, in the case of an omission), or relates to information supplied by (or not supplied by, in the case of an omission), such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in this Section 7, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 7(k) from any person or entity who was not guilty of such fraudulent misrepresentation. Notwithstanding anything to the contrary herein, in no event will any party be liable for consequential, special, exemplary or punitive damages in connection with this Agreement or the transactions contemplated hereby.

8. Other Covenants.

(a) Once a Registration Statement covering the resale of the Additional Shares is declared effective, PubCo shall remove all restrictive legends, and PubCo shall provide its transfer agent (the “Transfer Agent”) a blanket opinion of counsel permitting such removal. In addition to the foregoing, in connection with any sale or other disposition of the Additional Shares by the Investor pursuant to Rule 144 or National Instrument 45-102 Resale of Securities, if requested by the Investor, PubCo shall cause its Transfer Agent to remove any restrictive legends related to the book entry account holding such Additional Shares and make a new, unlegended entry for such book entry shares sold or disposed of without restrictive legends within two (2) trading days of any such request therefor from the Investor; provided that PubCo and the Transfer Agent have timely received from the Investor customary representations and documentation reasonably acceptable to PubCo and the Transfer Agent in connection therewith. Subject to receipt from the Investor by PubCo and the Transfer Agent of customary representations and documentation reasonably acceptable to PubCo and the Transfer Agent in connection therewith, the Investor may request that PubCo remove any legend from the book entry position evidencing its Additional Shares and PubCo will, if required by the Transfer Agent, use its commercially reasonable efforts to cause an opinion of PubCo’s counsel be provided, in a form reasonably acceptable to the Transfer Agent, to the effect that the removal of such restrictive legends in such circumstances may be effected under the Securities Act or National Instrument 45-102 Resale of Securities, following the earliest of such time as such Additional Shares are subject to or about to be sold pursuant to Rule 144 or in accordance with National Instrument 45-102 Resale of Securities. If restrictive legends are no longer required for such Additional Shares pursuant to the foregoing, PubCo shall, in accordance with the provisions of this section and within three (3) trading days of any request therefor from the Investor accompanied by such customary representations and documentation referred to above establishing that restrictive legends are no longer required, deliver to the Transfer Agent irrevocable instructions that the Transfer Agent shall make a new, unlegended entry for such book entry shares and an opinion of PubCo counsel, if required. PubCo shall be responsible for the fees of its Transfer Agent, its legal counsel and all DTC fees associated with any actions taken pursuant hereto with respect to any legend removal and reissuance.

(b) If SEAC or PubCo enter into one or more other share purchase and non-redemption agreements before or after the execution of this Agreement, SEAC and PubCo represent that the terms of such other agreements are not materially more favorable to such other investors thereunder than the terms of this Agreement are in respect of the Investor. If another investor is afforded any such materially more favorable terms than the Investor, SEAC and/or PubCo shall promptly inform the Investor of such terms in writing, and the Investor shall have the right to elect to have such terms included herein, in which case the parties hereto shall promptly amend this Agreement to effect the same. For the avoidance of doubt, this Section 8(b) shall not apply to any more favorable terms, including the ratio of Additional Shares to Purchase Commitment Shares (or equivalent), set forth in those certain subscription agreements entered into by and among SEAC, Pubco, Lionsgate and the subscribers thereto on or after December 22, 2023.

9. PubCo Representations and Warranties. PubCo represents and warrants to Investor that:

(a) PubCo (i) is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, (ii) has the requisite power and authority to own, lease and operate its properties, to carry on its business as it is now being conducted and to enter into and perform its obligations under this Agreement, and (iii) is duly licensed or qualified to conduct its business and, if applicable, is in good standing under the laws of each jurisdiction (other than its jurisdiction of incorporation and only to the extent such concept exists in such jurisdiction) in which the conduct of its business or the ownership of its properties or assets requires such license or qualification, except, with respect to the foregoing clause (iii), where the failure to be in good standing would not reasonably be expected to have a PubCo Material Adverse Effect. For purposes of this Agreement, a “PubCo Material Adverse Effect” means an event, change, development, occurrence, condition or effect with respect to PubCo and its subsidiaries, taken together as a whole (on a consolidated basis), that, individually or in the aggregate, would reasonably be expected to have a material adverse effect on the business, financial condition, shareholders’ equity or results of operations of PubCo and its subsidiaries, taken together as a whole (on a consolidated basis).

(b) This Agreement has been duly authorized, validly executed and delivered by PubCo, and, assuming the due authorization, execution and delivery of the same by SEAC and Investor, this Agreement shall constitute the valid and legally binding obligation of PubCo, enforceable against PubCo in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights generally and by the availability of equitable remedies.

(c) PubCo has not offered the Additional Shares by means of any general solicitation or general advertising within the meaning of Regulation D of the Securities Act.

(d) There is no action pending against PubCo or, to PubCo’s knowledge, threatened against PubCo, before any court, arbitrator, or governmental authority, which in any manner challenges or seeks to prevent, or enjoin or materially delay the performance by PubCo of its obligations under this Agreement.

10. SEAC Representations and Warranties. SEAC represents and warrants to Investor that, as of the date hereof and as of the time of the issuance of the Additional Shares:

(a) SEAC (i) is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, (ii) has the requisite power (corporate or otherwise) and authority to own, lease and operate its properties, to carry on its business as it is now being conducted and to enter into and perform its obligations under this Agreement, and (iii) is duly licensed or qualified to conduct its business and, if applicable, is in good standing under the laws of each jurisdiction (other than its jurisdiction of incorporation and only to the extent such concept exists in such jurisdiction) in which the conduct of its business or the ownership of its properties or assets requires such license or qualification, except, with respect to the foregoing clause (iii), where the failure to be in good standing would not reasonably be expected to have a SEAC Material Adverse Effect. For purposes of this Agreement, a “SEAC Material Adverse Effect” means an event, change, development, occurrence, condition or effect with respect to SEAC and its subsidiaries, taken together as a whole (on a consolidated basis), that, individually or in the aggregate, would reasonably be expected to have a material adverse effect on the business, financial condition, shareholders’ equity or results of operations of SEAC and its subsidiaries, taken together as a whole (on a consolidated basis).

(b) This Agreement has been duly authorized, validly executed and delivered by SEAC, and, assuming the due authorization, execution and delivery of the same by PubCo and Investor, this Agreement shall constitute the valid and legally binding obligation of SEAC, enforceable against SEAC in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors’ rights generally and by the availability of equitable remedies.

(c) The Additional Shares will have been duly authorized prior to the SEAC Merger and, when issued and delivered to Investor against full payment therefor in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, free and clear of any liens or other restrictions (other than those arising under this Agreement or applicable securities laws and other than those imposed by or on Investor or Investor’s assets), and will not have been issued in violation of, or subject to, any preemptive or similar rights created under SEAC’s organizational documents (as in effect at the time of such issuance) or the laws of its jurisdiction of incorporation.

(d) SEAC has not offered the Additional Shares by means of any general solicitation or general advertising within the meaning of Regulation D of the Securities Act.

(e) There is no action pending against SEAC or, to SEAC’s knowledge, threatened against SEAC, before any court, arbitrator, or governmental authority, which in any manner challenges or seeks to prevent, or enjoin or materially delay the performance by SEAC of its obligations under this Agreement.

11. Investor Representations and Warranties. Investor represents and warrants to PubCo and SEAC that, as of the date hereof and as of the time of the issuance of the Additional Shares:

(a) Investor (i) is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, and (ii) has the requisite power and authority to enter into and perform its obligations under this Agreement.

(b) This Agreement has been duly authorized and validly executed and delivered by Investor, and assuming the due authorization, execution and delivery of the same by PubCo and SEAC, this Agreement shall constitute the valid and legally binding obligation of Investor, enforceable against Investor in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights generally and by the availability of equitable remedies.

(c) The execution and delivery of this Agreement, the purchase of the Purchase Commitment Shares and the compliance by Investor with all of the provisions of this Agreement and the consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Investor pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which Investor is a party or by which Investor is bound or to which any of the property or assets of Investor is subject; (ii) the organizational documents of Investor; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over Investor or any of its properties that, in the case of clauses (i) and (iii), would reasonably be expected to have an Investor Material Adverse Effect. For purposes of this Agreement, an “Investor Material Adverse Effect” means an event, change, development, occurrence, condition or effect with respect to Investor that would, individually or in the aggregate, reasonably be expected to have a material adverse effect on Investor’s ability to timely consummate the transactions contemplated hereby, including the purchase of the Purchase Commitment Shares.

(d) Investor (i) is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or an institutional “accredited investor” (within the meaning of Rule 501(a)(1), (2), (3), or (7) under the Securities Act), in each case, satisfying the applicable requirements set forth on Annex A, (ii) is acquiring the Investor Shares only for its own account and not for the account of others, or if Investor is acquiring the Investor Shares as a fiduciary or agent for one or more investor accounts, each owner of such account is a qualified institutional buyer and Investor has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations and agreements herein on behalf of each owner of each such account, and (iii) is not acquiring the Investor Shares with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act (and has provided SEAC with the requested information on Annex A following the signature page hereto). Investor is not an entity formed for the specific purpose of acquiring the Investor Shares.

(e) Investor and its investment adviser, if applicable, understands that the Additional Shares are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Additional Shares have not been registered under the Securities Act and that PubCo is not required to register the Additional Shares except as set forth in Section 7 of this Agreement. Investor understands that the Additional Shares may not be offered, resold, transferred, pledged or otherwise disposed of by Investor absent an effective registration statement under the Securities Act, except (i) to SEAC, PubCo or a subsidiary thereof, or (ii) pursuant to an applicable exemption from the registration requirements of the Securities Act, and, in each of cases (i) and (ii), in accordance with any applicable securities laws of the states and other jurisdictions of the United States.

(f) Investor, and its investment adviser, if applicable, acknowledges that it is aware that there are substantial risks incident to the acquisition and ownership of the Investor Shares, including those set forth in SEAC’s filings with the Commission. Investor has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of acquiring the Investor Shares, and Investor has had an opportunity to seek, and has sought, such accounting, legal, business and tax advice as Investor has considered necessary to make an informed investment decision. Investor is a sophisticated investor, experienced in investing in private equity transactions and capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities.

(g) Investor, and its investment adviser, if applicable, has adequately analyzed and fully considered the risks of an investment in the Investor Shares and determined that the Investor Shares are a suitable investment for Investor and that Investor is able at this time and in the foreseeable future to bear the economic risk of a total loss of Investor’s investment in SEAC. Investor acknowledges specifically that a possibility of total loss of its investment exists.

(h) Investor acknowledges that it is not relying upon, and has not relied upon, any statement, representation or warranty made by any person, firm or corporation (including SEAC, PubCo, Lionsgate, or the Target, any of their respective affiliates or any of its or their respective control persons, officers, directors, employees, agents or representatives), other than the representations and warranties of PubCo and SEAC expressly set forth in this Agreement, or any other investor in making its investment or decision to invest in SEAC.

(i) Investor acknowledges that (i) none of Citigroup Global Market Inc. and Morgan Stanley & Co. LLC (collectively, the “Banks”) is acting as placement agent, as an underwriter or in any other capacity in connection with the purchase of the Investor Shares pursuant to this Agreement, nor is any of them making any recommendation to the Investor in respect of the purchase of the Investor Shares and (ii) the Banks shall not deem the Investor to be “retail investors” or “retail customers” of any Bank for purposes of either Securities and Exchange Commission Form CRS or Regulation Best Interest.

(j) There is no action pending against Investor or, to Investor’s knowledge, threatened against Investor, before any court, arbitrator, or governmental authority, which in any manner challenges or seeks to prevent, or enjoin or materially delay the performance by Investor of its obligations under this Agreement.

12. Termination. This Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earliest to occur of (a) such date and time as the Business Combination Agreement is terminated in accordance with its terms, (b) the mutual written agreement of the parties hereto to terminate this Agreement and (c) the date that is 60 days after the Outside Date (as defined in the Business Combination Agreement as in effect on the date hereof, without giving effect to the extension set forth in Section 8.01(b)(x) of the Business Combination Agreement or to any amendment, modification or waiver of any provision thereof that would have the effect of extending the Outside Date to a later time); provided, that nothing herein will relieve any party hereto from liability for any willful breach hereof prior to the time of termination, and each party hereto will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from such breach. PubCo shall notify Investor of the termination of the Business Combination Agreement promptly after the termination thereof.

13. Trust Account Waiver. Investor hereby acknowledges that SEAC has established a trust account (the “Trust Account”) containing the proceeds of its initial public offering and from certain private placements occurring simultaneously with the initial public offering (including interest accrued from time to time thereon) for the benefit of SEAC’s public shareholders and certain other parties (including the underwriters of the initial public offering). For and in consideration of SEAC entering into this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Investor hereby (i) agrees that it does not now and shall not at any time hereafter have any right, title, interest or claim of any kind in or to any assets held in the Trust Account, and shall not make any claim against the Trust Account, that arises as a result of, in connection with or relating in any way to this Agreement, regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability (any and all such claims are collectively referred to hereafter as the “Released Claims”), (ii) irrevocably waives any Released Claims that it may have against the Trust Account now or in the future as a result of, or arising out of, this Agreement, and (iii) will not seek recourse against the Trust Account for any Released Claims; provided, however, that nothing in this Section 13 shall be deemed to limit Investor’s right to distributions from the Trust Account in accordance with the SEAC Articles in respect of any redemptions (x) by Investor of its SEAC Public Shares acquired by any means other than in connection with this Agreement or (y) by SEAC of any of Investor’s SEAC Public Shares in connection with the liquidation of SEAC. Investor acknowledges and agrees that such irrevocable waiver is a material inducement to SEAC to enter into this Agreement, and further intends and understands such waiver to be valid, binding, and enforceable against Investor in accordance with applicable law. Notwithstanding anything in this Agreement to the contrary, the provisions of this Section 13 shall survive termination of this Agreement.

14. Miscellaneous.

(a) The provisions of this Agreement shall be interpreted in accordance with the following definitions, which shall apply equally to the singular and plural forms of the terms defined. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The verb form of the word “will” shall be construed to have the same meaning and effect as the word “shall.” The words “or” and “any” shall not be construed to be disjunctive but not exclusive. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if.” References to “$” or “dollars” shall mean United States dollars. Unless the context requires otherwise, (i) references to any statute, rule or regulation shall be deemed to refer to such statute, rule or regulation as amended or supplemented from time to time, including through the promulgation of rules or regulations thereunder; (ii) the words “herein,” “hereto,” “hereby,” “hereof” and “hereunder” and words of similar import shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof; and (iii) references to “Sections” shall be construed to refer to sections of this Agreement. “Writing”, “written” and comparable terms shall be deemed to refer to printing, typing or any other means (including e-mail and other electronic or digital media) of reproducing words in a visible form. Unless otherwise specified, the reference date for purposes of calculating any period shall be excluded from such calculation, but any period “from” or “through” a specified date shall commence or end, as applicable, on such specified date. Each party hereto acknowledges and agrees that it has been represented by legal counsel during, and has participated jointly with the other party hereto in, the negotiation and execution of this Agreement and waives the application of any law or rule of construction providing that ambiguities in a contract or other document or any provision thereof will be construed against the party that drafted such contract or other document or provision thereof.

(b) All notices, requests, demands, claims, and other communications hereunder shall be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given, delivered and received (i) when delivered personally to the recipient, (ii) when sent by electronic mail, with no mail undeliverable or other rejection notice, on the date of transmission to such recipient if sent on a Business Day prior to 5:00 p.m. New York City time, or on the Business Day following the date of transmission, if sent on a day that is not a Business Day or after 5:00 p.m. New York City time on a Business Day, (iii) one (1) Business Day after being sent via overnight mail to the recipient by reputable overnight courier service (charges prepaid), or (iv) four (4) Business Days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, and, in each case, addressed to the intended recipient at its address specified on the signature page hereof or to such electronic mail address or address as subsequently modified by written notice given in accordance with this Section 14(b).

(c) Investor acknowledges that PubCo and SEAC will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Agreement. Prior to the Closing Date, Investor agrees to promptly notify PubCo and SEAC if it becomes aware that any of the acknowledgments, understandings, agreements, representations and warranties of Investor set forth herein are no longer accurate in all material respects.

(d) Each party hereto shall pay all of its own expenses in connection with this Agreement and the transactions contemplated hereby.

(e) Neither this Agreement nor any rights that may accrue to Investor hereunder may be transferred or assigned by Investor, except as set forth in Section 3. Neither this Agreement nor any rights that may accrue to PubCo or SEAC hereunder may be transferred or assigned (provided, that, for the avoidance of doubt, PubCo and SEAC may transfer the Agreement and their rights hereunder in connection with the consummation of the Transaction, including in connection with the Domestications and the Amalgamations).

(f) All the agreements, representations and warranties made by each party hereto in this Agreement shall survive the Closing.

(g) SEAC may request from Investor such additional information as it may deem reasonably necessary to evaluate the eligibility of Investor to acquire the Additional Shares, and Investor shall provide such information as may be reasonably requested, to the extent reasonably available; provided that SEAC agrees to keep any such information provided by Investor confidential, except (A) as required by the federal securities laws, rules or regulations, (B) as requested by the staff of the Commission and (C) to the extent such disclosure is required by other laws, rules or regulations, any order of a governmental authority or under the rules or regulations of the Nasdaq Stock Market, LLC (the “Exchange”). Investor acknowledges that PubCo, SEAC and the Target will file a form of this Agreement with the Commission as an exhibit to a current or periodic report or a registration statement.

(h) This Agreement may not be amended, modified, waived or terminated (other than as provided by and in accordance with Section 12) except by an instrument in writing, signed by the party against whom enforcement of such amendment, modification, waiver, or termination is sought. Notwithstanding the foregoing, (i) no amendment, modification, or waiver of any provision of this Agreement, and (ii) no consent to termination of this Agreement (including pursuant to Section 12(b)), shall be effective unless and until consented to in writing by Lionsgate, who shall be an express third party beneficiary of this Section 14(h).

(i) This Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, between the parties hereto, with respect to the subject matter hereof.

(j) Except as otherwise provided herein, this Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns.

(k) If any provision of this Agreement shall be adjudicated by a court of competent jurisdiction to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

(l) This Agreement may be executed and delivered in one or more counterparts (including by facsimile or any other form of electronic delivery (including .pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com or other transmission method)) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement.

(m) The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached and that money or other legal remedies would not be adequate remedy for such damage. It is accordingly agreed that the parties hereto shall be entitled to equitable relief, including in the form of an injunction or injunctions to prevent breaches or threatened breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which such party is entitled at law, in equity, in contract, in tort or otherwise. The parties hereto further acknowledge and agree: (x) to waive any requirement for the security or posting of any bond in connection with any such equitable remedy; (y) not to assert that a remedy of specific enforcement pursuant to this Section 14(l) is unenforceable, invalid, contrary to applicable law or inequitable for any reason; and (z) to waive any defenses in any action for specific performance, including the defense that a remedy at law would be adequate.

(n) This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the principles of conflicts of laws that would otherwise require the application of the law of any other jurisdiction.

(o) EACH PARTY HERETO AND ANY PERSON IDENTIFIED AS A THIRD PARTY BENEFICIARY HEREUNDER HEREBY WAIVES ITS RIGHT TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY PARTY HERETO AGAINST ANY OTHER PARTY HERETO OR ANY AFFILIATE OF SUCH OTHER PARTY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE. THE PARTIES HERETO AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, EACH OF THE PARTIES HERETO FURTHER AGREES THAT ITS RIGHT TO A TRIAL BY JURY IS WAIVED BY

OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.

(p) The parties hereto agree that all disputes, legal actions, suits and proceedings arising out of or relating to this Agreement must be brought exclusively in the Court of Chancery of the State of Delaware and any state appellate court therefrom within the State of Delaware (or, if the Court of Chancery of the State of Delaware declines to accept jurisdiction over a particular matter, any federal court within the State of Delaware or, in the event each federal court within the State of Delaware declines to accept jurisdiction over a particular matter, any state court within the State of Delaware) (collectively the “Designated Courts”). Each party hereto hereby consents and submits to the exclusive jurisdiction of the Designated Courts. No legal action, suit or proceeding with respect to this Agreement may be brought in any other forum. Each party hereto hereby irrevocably waives all claims of immunity from jurisdiction and any objection which such party may now or hereafter have to the laying of venue of any suit, action or proceeding in any Designated Court, including any right to object on the basis that any dispute, action, suit or proceeding brought in the Designated Courts has been brought in an improper or inconvenient forum or venue. Each of the parties hereto also agrees that delivery of any process, summons, notice or document to a party hereof in compliance with Section 14(b) of this Agreement shall be effective service of process for any action, suit or proceeding in a Designated Court with respect to any matters to which the parties hereto have submitted to jurisdiction as set forth above.

(q) SEAC shall, by 9:00 a.m., New York City time, on the first (1st) Business Day immediately following the date of this Agreement, issue one or more press releases or file with the Commission a Current Report on Form 8-K (collectively, the “Disclosure Document”) disclosing, to the extent not previously publicly disclosed, all material terms of the transactions contemplated hereby and any other material, non-public information that SEAC has provided to Investor at any time prior to the filing of the Disclosure Document. Upon the issuance of the Disclosure Document, to SEAC’s knowledge, Investor shall not be in possession of any material, non-public information received from SEAC or any of its officers, directors or employees. Notwithstanding the foregoing, SEAC shall not publicly disclose the name of Investor, the investment adviser of Investor, or any of their respective affiliates, or include the name of Investor, the investment adviser of Investor, or any of their respective affiliates (i) in any press release or marketing materials without the prior written consent (including by e-mail) of Investor or (ii) in any filing with the Commission or any regulatory agency or trading market, without the prior written consent (including by e-mail) of Investor, except as required by the applicable securities laws, rules or regulations and to the extent such disclosure is required by other laws, rules or regulations, at the request of the staff of the Commission or regulatory agency or under the rules or regulations of the Exchange, in which case SEAC shall, to the extent legally permissible, provide Investor with prior written notice (including by e-mail) of such permitted disclosure, and shall reasonably consult with Investor regarding such disclosure. Investor will promptly provide any information reasonably requested by either PubCo, SEAC, Lionsgate or the Target for any regulatory application or filing made or approval sought in connection with the Transaction (including filings with the Commission).

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, each of the undersigned has executed, or caused to be executed by its duly authorized representative, this Agreement as of the date first set forth above.

SCREAMING EAGLE ACQUISITION CORP.

By:
Name:
Title:
Address for Notices:

SEAC II CORP.

By:
Name:
Title:
Address for Notices:

[Signature Page to Share Purchase and Non-Redemption Agreement]

IN WITNESS WHEREOF, Investor has executed, or caused to be executed by its duly authorized representative, this Agreement as of the date first set forth above.

Name of Investor:

By:
Name:
Title:

Number of Purchase Commitment Shares to be purchased:

Register the Additional Shares as set forth below:

(Name)

(Account reference, if applicable)

(Address)

[Signature Page to Share Purchase and Non-Redemption Agreement]

ANNEX A

ELIGIBILITY REPRESENTATIONS OF INVESTOR

This Annex A should be completed and signed by Investor

and constitutes a part of the Share Purchase and Non-Redemption Agreement.

A.	QUALIFIED INSTITUTIONAL BUYER STATUS (Please check the box, if applicable)

☐	Investor is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act).

** OR **

B.	INSTITUTIONAL ACCREDITED INVESTOR STATUS (Please check the box)

☐

Investor is an institutional “accredited investor” (within the meaning of Rule 501(a)(1), (2), (3), or (7) under the Securities Act) and has marked and initialed the appropriate box below indicating the provision under which it qualifies as an institutional “accredited investor.”

** AND **

C.	AFFILIATE STATUS

(Please check the applicable box)

INVESTOR:

☐ is:

☐ is not:

an “affiliate” (as defined in Rule 144 under the Securities Act) of SEAC or acting on behalf of an affiliate of SEAC.

Rule 501(a), in relevant part, states that an institutional “accredited investor” shall mean any person who comes within any of the below listed categories, or who the issuer reasonably believes comes within any of the below listed categories, at the time of the sale of the securities to that person. Investor has indicated, by marking and initialing the appropriate box below, the provision(s) below which apply to Investor and under which Investor accordingly qualifies as an institutional “accredited investor.”

☐	Any bank, registered broker or dealer, insurance company, registered investment company, business development company, or small business investment company;

☐

Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

☐

Any employee benefit plan, within the meaning of the Employee Retirement Income Security Act of 1974, if a bank, insurance company, or registered investment adviser makes the investment decisions, or if the plan has total assets in excess of $5,000,000;

☐

Any corporation, Massachusetts or similar business trust, limited liability company, partnership or any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

☐	Any trust with assets in excess of $5,000,000, not formed to acquire the securities offered, whose purchase is directed by a sophisticated person; or

[Specify which tests:]